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Exhibit 10(b)(4)

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Report of Cohen & Steers Special Equity Fund, Inc. (the "Company") on Form N-CSR for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Martin Cohen , Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 'SS' 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                         /s/ Martin Cohen
                                                         ________________
                                                         Martin Cohen
                                                         Chief Financial Officer
                                                         Date: February 26, 2003